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                                                                    EXHIBIT 10.5
                      CONAGRA 1985 STOCK OPTION PLAN


                                 ARTICLE I

                             NAME AND PURPOSE

1.1 NAME. The name of the Plan shall be The ConAgra 1985 Stock Option Plan ("Plan").

1.2 PURPOSE. The purpose of the Plan is to enable Employees and Directors to share in the growth and prosperity of the Company by encouraging stock ownership by Employees and Directors and to assist the Company to obtain and retain key management personnel. Both Incentive Stock Options and Options which are not Incentive Stock Options may be granted under this Plan.


                                ARTICLE II

                                DEFINITIONS

     The terms used herein shall have the following meanings, unless a different meaning is clearly required by the context:

2.1  "Board" shall mean the Board of Directors of the Company.

2.2 "Carryover Amount" equals one-half of the difference between $100,000 and the value of stock for which the employee was granted options in any calendar year.

2.3  "Code" shall mean the Internal Revenue Code of 1954, as amended.

2.4  "Company" shall mean The ConAgra, Inc., a Delaware corporation.

2.5 "Company Stock" shall mean shares of any class of common stock, which are issued by the Company, with dividend and voting rights no less favorable than the voting power and dividend rights of other common stock issued by the Company.

2.6  "Director" shall mean any person who is a member of the Board.

2.7 "Employee" shall mean any person employed by the Employer or a Subsidiary during a Plan Year.

2.8  "Employer" shall mean the Company.

2.9 "Incentive Stock Option" means any option granted to a Participant under this Plan, which the Board intends at the time it is granted, to be an incentive stock option within the meaning of Section 422A of the Code.

2.10 "Optionee" is any Employee who is granted options under the Plan.

2.11 "Participant" shall mean any Employee who meets the requirements for Participation in the Plan as described in Article III.

2.12 "Subsidiary" shall mean a corporation which is a "subsidiary corporation" as defined in Section 425 of the Code.

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                                ARTICLE III

                       ELIGIBILITY AND PARTICIPATION

3.1 ELIGIBILITY. Every Employee and Director shall be eligible to become a Participant in the Plan.

3.2 PARTICIPATION. The Employees who shall participate in the Plan and thereby be eligible to receive stock options shall be such key Employees and Directors as the Compensation Committee of the Board ("Committee") shall select from time to time.


                                ARTICLE IV

                             LIMITS ON OPTIONS

4.1 NUMBER. The total number of shares for which options may be granted under this Plan shall not exceed in the aggregate 1,400,000 shares. This number shall be appropriately adjusted if the number of issued shares shall be increased or reduced by change in par value, combination, split-up, reclassification, distribution of a dividend payable in stock, or the like. In the event that any outstanding option issued pursuant to the Plan shall expire or terminate, the shares allocable to the unexercised portion of such option may again be subjected to an option under the Plan.

4.2 SHAREHOLDER-EMPLOYEE. No Incentive Stock Option shall be granted to an employee who, at the time the option is granted, owns stock representing more than ten percent of the total combined voting power of all classes of stock of the Employer. This stock ownership limitation will not apply if the option price is at least 110 percent of the fair market value (at the time the option is granted) of the stock subject to the option, and the option by its terms is not exercisable more than five years from the date it is granted.

4.3 DIRECTORS. The number of shares for which options shall be granted to each Non-Employee Director in a fiscal year of the Company shall be 1,000. This number shall be properly adjusted if the number of issued shares shall be increased or reduced by change in par value, combination, split-up, reclassification, distribution of a dividend payable in stock, or the like. Non-Employee Directors may not exercise any option within 6 months of the date of grant of the option. Additionally, Non-Employee Directors may exercise options only during a period beginning on the third business day following the release by the Company of its annual or quarterly financial reports and ending on the twelfth business day thereafter.


                                 ARTICLE V

                              ADMINISTRATION

     The Plan shall be administered by the Committee. A majority vote of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee for the purposes of this Plan.

     The Committee shall have plenary authority in its discretion but subject to the express provisions of the Plan, to determine the terms of all options granted under the Plan including, without limitation, the purchase price of the Common Stock covered by each option, the employees to whom, and the time or times at which, options shall be granted, whether an option shall be an Incentive Stock Option or not, when an option can be exercised and whether in whole or in installments, and the number of shares covered by each option; and to interpret the Plan and to make all other determinations deemed advisable for the administration of the Plan. The Committee shall have the right to require the recipient of any stock option hereunder to remit to the Company an amount sufficient to satisfy all applicable withholding tax requirements prior to or after delivery of any option and to require the recipient to do any other act or acts necessary to satisfy the withholding tax requirements. The Committee's determination on the foregoing matters shall be conclusive. All determinations of the

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Committee shall be made by not less than a majority of its members.  The
Committee may designate employees of the Company to assist the Committee in the administration of the Plan and may grant authority to such persons to execute option agreements or other documents on behalf of the Committee.

     Payment in full for the number of shares purchased shall be made to the Company at the time of each exercise.

     Payment for such shares shall be made in cash, or with the consent of the Committee, in shares of the Company's common stock.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.


                                ARTICLE VI

     The terms of Incentive Stock Options granted under this Plan shall be as follows:

     (a) The option price shall be fixed by the Committee in good faith, but in no event be less than 100 percent of the fair market value of the shares subject to the option on the date the option is granted. The option price shall be paid by the Participant in cash or, at the absolute discretion of the Committee, by the transfer of Company stock at the time the option is exercised.

     (b) Options shall not be transferrable otherwise than by will or the laws of descent and distribution, and during an Optionee's lifetime, an option shall be exercisable only by the Optionee.

     (c) Subject to Section 4.2,, the Committee shall fix the term or duration of all options issued under this Plan provided that such term shall not exceed ten years after the date on which the option was granted and shall not extend beyond the Optionee's employment with the Company. The Committee shall also set the date or dates on, or after which, each option may be exercised.

     (d) No Incentive Stock Option shall be exercisable while there is outstanding any other Incentive Stock Option which was granted to the Employee at an earlier date. For this purpose, an option which has not been exercised in full is outstanding until the expiration of the period which, under its initial terms, it could have been exercised. The cancellation of an earlier option will not enable a subsequent option to be exercised any sooner.

     (e) The aggregate fair market value, determined as of the time the option is granted, of the stock which any Employee may be granted in any calendar year shall not exceed $100,000 plus any unused limit carryover to such year.

     An unused Carryover Amount may be carried forward for three successive years, but only to the extent not used in an earlier calendar year. The options granted to a Participant in any year shall be treated as first counting toward the $100,000 ceiling for that particular year and then using up carryovers in chronological order, beginning with older carryovers.

     (f) Each option agreement (and amendments thereof) shall contain such terms and provisions, consistent with the requirements of this Plan, as the Committee in its discretion shall determine, including without limitation such terms and provisions as shall be requisite to cause certain stock options to qualify as Incentive Stock Options. Such options need not be identical. The option agreements shall specify whether or not an option is an Incentive Stock Option.

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                                ARTICLE VII

                       REORGANIZATION OF THE COMPANY

     In the event that the Company is succeeded by another corporation in a reorganization, merger, consolidation, acquisition of property of stock, separation or liquidation; or in the event that the Company is dissolved, each outstanding option will terminate, provided that each Optionee shall have the right immediately prior to such dissolution or liquidation, merger or consolidation, to exercise his option provided it does not violate the provisions of Article VI (f) of this Plan.

                               ARTICLE VIII

                               MISCELLANEOUS

8.1 PAYMENT FOR STOCK. No shares shall be delivered upon the exercise of an option until the option price has been paid in full.

8.2 CONTINUATION OF EMPLOYMENT. Neither this Plan nor any option granted hereunder shall confer upon any Employee any right to continue in the employment of the Company or limit in any respect the right of the Company to terminate his employment at any time.

8.3 ADMINISTRATION. The Committee may make such rules and regulations and establish such procedures as it deems appropriate for the administration of this Plan. In the event of a disagreement as to the interpretation of this Plan or any amendment hereto or any rule, regulation or procedure thereunder or as to any right or obligation arising from or related to this Plan, the decision of the Committee shall be final and binding.


                                ARTICLE IX

                 AMENDMENT, TERMINATION AND EFFECTIVE DATE

9.1 AMENDMENT. The Board may amend the Plan from time to time as it deems desirable and shall make any amendments which may be required so that options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purposes of the Code; provided, however, the Plan may not be amended to change the number of shares subject to the Plan, decrease the price at which options may be granted, or increase or decrease the number of shares that may be granted in any fiscal year of the Company to a Non-Employee Director.

9.2 TERMINATION OF PLAN. The Board may in its discretion terminate the Plan at any time, but no such termination shall deprive Participants of their rights under outstanding options. Notwithstanding the preceding sentence, no options may be granted pursuant to the Plan later than ten years after the date the Plan is adopted or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

9.3 EFFECTIVE DATE; SHAREHOLDER APPROVAL. This Plan is effective on July 11, 1985 and options hereunder may be granted at any time subject to the limitations contained within the Plan. No option may be exercised unless this Plan is approved by a vote of the holders of a majority of the outstanding shares of the Company's common stock at a meeting of the shareholders of the Company held within twelve months following the Effective Date.











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                           AMENDMENT NUMBER ONE

                      CONAGRA 1985 STOCK OPTION PLAN

     Effective for options granted after December 31, 1986, the ConAgra 1985 Stock Option Plan ("Plan") is amended, as follows:

                                 ARTICLE I

     ARTICLE VI of the Plan shall be amended to read, as follows:

     "The terms of Incentive Stock Options granted under this Plan shall be as follows:

     (a) The option price shall be fixed by the Committee in good faith, but in no event be less than 100 percent of the fair market value of the shares subject to the option on the date the option is granted. The option price shall be paid by the Participant in cash or, at the absolute discretion of the Committee, by the transfer of Company stock at the time the option is exercised.

     (b) Options shall not be transferrable otherwise than by will or the laws of descent and distribution, and during an Optionee's lifetime, an option shall be exercisable only by the Optionee.

     (c) Subject to Section 4.2, the Committee shall fix the term or duration of all options issued under this Plan provided that such term shall not exceed ten years after the date on which the option was granted and shall not extend beyond the Optionee's employment with the Company. The Committee shall also set the date or dates on, or after which, each option may be exercised.

     (d) The aggregate fair market value, determined as of the time the option is granted, of the stock which may become exercisable for the first time by any employee during any calendar year shall not exceed $100,000.

     (e) Each option agreement (and amendments thereof) shall contain such terms and provisions, consistent with the requirements of this Plan, as the Committee in its discretion shall determine, including without limitation such terms and provisions as shall be requisite to cause certain stock options to qualify as Incentive Stock Options. Such options need not be identical. The option agreements shall specify whether or not an option is an Incentive Stock Option."











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                                ARTICLE II

     In all other respects, the Plan is confirmed.

     Executed _________________, 1987.


                                        CONAGRA, INC.


                                   By:____________________________













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                              AMENDMENT NO. 2

                                  TO THE

                      CONAGRA 1985 STOCK OPTION PLAN

     Effective August 1, 1987, the ConAgra 1985 Stock Option
Plan is amended, as follows:

                                 ARTICLE I

     Section 1.1 is amended to read, as follows:

     "1.1 NAME.  The name of the Plan shall be the ConAgra 1985 Stock Plan
          ("Plan")."

                                ARTICLE II

     Section 1.2 is amended to read, as follows:

     "1.2 PURPOSE. The purpose of the Plan is to enable Employees and Directors to share in the growth and prosperity of the Company by encouraging stock ownership by Employees and Directors and to assist the Company to hire and retain key management personnel. Incentive Stock Options, Options which are not Incentive Stock Options, and other types of stock awards may be granted under this Plan."

                                ARTICLE III

     Section 4.1 is amended to read, as follows:

     "4.1 NUMBER. The total number of shares for which options and awards may be granted under this Plan shall not exceed in the aggregate 3,400,000 shares (as adjusted for stock splits). This number shall be appropriately adjusted if the number of issued shares shall be increased or reduced by change in par value, combination, split-up, reclassification, distribution of a dividend payable in stock, or the like. In the event that any outstanding option or stock award issued pursuant to the Plan shall expire or terminate, the shares allocable to the unexercised portion of such option or stock award may again be subjected to grant under the Plan."

                                ARTICLE IV

     Section 4.3 is amended to read, as follows:

     "4.3 DIRECTORS.  Only options may be granted to Non-Employee Directors.
          The number of shares for which options shall be granted to each Non-Employee Director in a fiscal year of the Company shall be 1,000.
          This number shall be properly adjusted if the number of issued shares shall be increased or reduced by change in par value, combination, split-up, reclassification, distribution of a dividend payable in stock, or the like. Non-Employee Directors may not exercise any option within 6 months of the date of grant of the option. Additionally, Non-Employee Directors may exercise options only during a period beginning on the third business day following the release by the Company of its annual or quarterly financial reports and ending on the twelfth business day thereafter."

                                 ARTICLE V

     Article V of the Plan is amended to read, as follows:

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     "The Plan shall be administered by the Committee.  A majority vote of the
Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee for the purposes of this Plan.

     The Committee shall have plenary authority in its discretion but subject to the express provisions of the Plan, to determine the terms of all options and stock awards granted under the Plan including, without limitations the purchase price of the Common Stock covered by each option or stock award, the employees to whom, and the time or times at which options and stock awards shall be granted, whether an option shall be an Incentive Stock Option or not, when an option can be exercised and whether in whole or in installments, the number of shares covered by each option, the vesting provisions of any stock awards and the payment and other provisions of any stock award; and to interpret the Plan and to make all other determinations deemed advisable for the administration of the Plan. The Committee shall have the right to require the recipient of any option or stock award hereunder to remit to the Company an amount sufficient to satisfy all applicable withholding tax requirements prior to or after delivery of any option and to require the recipient to do any other act or acts necessary to satisfy the withholding tax requirements. The Committee's determination on the foregoing matters shall be conclusive. All determinations of the Committee shall be made by not less than a majority of its members. The Committee may designate employees of the Company to assist the Committee in the administration of the Plan and may grant authority to such persons to execute option agreements or other documents on behalf of the Committee.

     Payment in full for the number of shares purchased shall be made to the Company at the time of each exercise.

     Payment for such shares shall be made in cash, or with the consent of the Committee, in shares of the Company's common stock.

     The Committee, in its sole and absolute discretion, may grant any type of stock award under the Plan, including, but not limited to, Incentive Stock Options, options that are not Incentive Stock Options, restricted stock, stock appreciation rights, bargain stock purchase rights, and deferred stock.

     The interpretation and construction by the Committee of any provisions of the plan or of any option or stock award granted under it shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it."


                                ARTICLE VI

     Section 9.2 is amended, as follows:

     "9.2 TERMINATION OF PLAN. The Board may in its discretion terminate the Plan at any time, but no such termination shall deprive participants of their rights under outstanding options or stock awards. Notwithstanding the preceding sentence, no options may be granted pursuant to the Plan later than ten years after the date the Plan is adopted or the date the Plan is approved by the shareholders of the Company, whichever is earlier."






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                              AMENDMENT NO. 3

                                  TO THE

                          CONAGRA 1985 STOCK PLAN


     The ConAgra 1985 Stock Plan is amended as follows:


                                 ARTICLE I

     Section 2.13 is added to the Plan to read, as follows:

     "2.13     "Qualifying Stock" means Company Stock which has been owned by the Employee for at least six months prior to the date of exercise and has not been used in a stock-for-stock swap transaction within the preceding six months."


                                ARTICLE II

     ARTICLE V is amended by adding the following Paragraph thereto:

     "The Committee may grant a replacement option (a "Replacement Option") to any Employee who exercises all or part of an option granted under this Plan using Qualifying Stock as payment for the purchase price. A Replacement Option shall grant to the Employee the right to purchase, at the fair market value as of the date of said exercise and grant, the number of shares of stock equal to the sum of the number of whole shares (i) used by the Employee in payment of the purchase price for the option which was exercised and (ii) used by the Employee in connection with applicable withholding taxes on such transaction. A Replacement Option may not be exercised for six months following the date of grant, and shall expire on the same date as the option which it replaces. Notwithstanding the preceding, the Committee may not grant a Replacement Option with regard to any Incentive Stock Option granted prior to the effective date of this amendment."


                                ARTICLE III

     Section 8.4 is added to the Plan to read, as follows:

     "12.3 WITHHOLDING. The Company shall have the right to withhold with respect to any payments made to Participants under the Plan any taxes required by law to be withheld because of such payments. With respect to any such withholding:

               (a) Each Participant shall take whatever action that the Committee deems appropriate to comply with the law regarding withholding of Federal, state and local taxes.

               (b) When a Participant is obligated to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a Benefit, the Committee may, in its discretion and subject to such rules as it may adopt, permit the Participant to satisfy this obligation, in whole or in part, either (i) by having the Company withhold from the shares to be issued upon the exercise of an option or a stock appreciation right or upon the receipt of a Benefit, shares having a fair market value that would satisfy the withholding amount due or (ii) by delivering to the Company already-owned shares to satisfy the withholding amount."

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                                ARTICLE IV

     This Amendment shall be effective on the date of its approval by a vote of the holders of a majority of the outstanding shares of the Company's common stock at a meeting of the stockholders of the Company.

























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                             FOURTH AMENDMENT

                                  TO THE

                      CONAGRA 1985 STOCK OPTION PLAN


     Effective January 1, 1993, the ConAgra 1985 Stock Option Plan ("Plan") is amended, as follows:


                                 ARTICLE I

     Section 2.12 of the Plan is amended to read, as follows:

     "2.12     "Subsidiary" means any corporation which is a "subsidiary
     corporation" as defined in Section 425 of the Code and any corporation, partnership, joint venture or other entity which is, directly or indirectly, at least 25% owned by the Company."





















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